GINTEL

GINTEL


GINTEL FUND


ANNUAL REPORT TO
SHAREHOLDERS

DECEMBER 31, 1995

                                  GINTEL FUND

The investment objective is to achieve capital appreciation through investing in equities. The minimum initial investment in the Gintel Fund is $5,000, including IRA's and Keogh's. There is no minimum on additional investments.


                         SUMMARY OF INVESTMENT RESULTS*

                         1995                      31.0%
                         1994                     -16.5%
                         1993                       2.0%
                         1992                      24.7%
                         1991                      15.6%
                         1990                      -6.7%
                         1989                      23.8%
                         1988                      29.4%
                         1987                     -14.3%
                         1986                      20.8%
                         1985                      20.0%
                         1984                      -2.6%
                         1983                      34.3%
                         1982                      34.1%
                         1981 (6/10/81-12/31/81)    7.6%

          Average Annual Total
          Return Since Inception                   14.0%

          *Investment results are net of expenses, with dividends and capital gains reinvested.


Past results offer no assurance as to future performance. The investment return and principal value of an investment will fluctuate, so that an investor's shares when redeemed may be worth more or less than their original cost. The Fund's prospectus contains more complete information and should be read carefully.

                                                      January 22, 1996
Fellow Shareholders:

Gintel Fund's net asset value per share increased 31% in 1995, with dividends reinvested. A number of our key holdings appreciated more than 50%, including Federal National Mortgage, Capstead Mortgage, Chart Industries, Checkpoint Systems, and Charter One Financial. During the fourth quarter we decided to lock in part of our profits and defer taxable gains by selling some of our holdings short "against-the-box". We closed out these positions in early 1996, generating long-term capital gains exceeding nine million dollars. At present, the Fund holds a healthy 21% uninvested cash reserve.

Our predictions at the beginning of 1995 turned out to be remarkably accurate. We were positive in the face of inflationary concerns, forecasts of higher interest rates, and fears of stock market overvaluations. The Dow Jones Industrial Average gained almost 1300 points, while the bond markets experienced strong price gains as well, with yields falling close to 15-year lows. Major reasons for this excellent performance in the financial markets were continuing economic growth, a 20% rise in corporate profits, minimal wage and price inflation, an easing of interest rates, and the first serious attempt in Washington to address the nation's fiscal problems and the way politicians have managed our affairs.

Looking to the future, we see several crosscurrents which are likely to impact stock prices in the months ahead:

- Budget talks for the moment are stalemated and the government is being financed on a month-to-month basis. We believe a solution, either temporary or permanent, will be reached soon; nevertheless, the election in November should be particularly controversial and may well become a great ideological debate over what Americans should expect from their federal government.

- Weakness at the consumer retail level, where current recessionary forces are being felt the most, has already precipitated a number of bankruptcies. This could act as a restraint against wholesale price pressures that otherwise would be building. We expect these conditions to abate and retail sales to accelerate later in the year.

- Interest rates, particularly short-term rates, may trend lower if the Federal Reserve Board moves to counteract recessionary forces which are beginning to appear in the economy. We expect a reduction in short-term rates of at least 25 to 50 basis points any time between now and the end of summer.

- Corporate profits, as a whole, can be expected to rise at a more moderate rate in the current slow-growth, price-constrained environment we foresee in the months ahead.

- This year's market will be dominated by sector rotation in stock groups rather than by the overall price rises which characterized the averages in 1995.

We do not believe the major stock market indices will rise as sharply as they did last year. Nevertheless, we are working to find individual stocks that will produce a superior performance for us in 1996. We are searching for companies selling at reasonable prices with strong balance sheets and good earnings potential. We will continue to reevaluate all Fund holdings in this ever-changing environment, while making new investments when opportunities present themselves.

On December 28, 1995, a $0.944 per share dividend was paid to Gintel Fund shareholders of record as of December 19, 1995, representing net investment income and short-term capital gains of $0.177 per share and long-term capital gains of $0.767 per share.

For those of our shareholders who also have money market accounts with us, the UST Master Money Fund and Government Money Fund changed their names at year-end to Excelsior Money Fund and Excelsior Government Money Fund. Both Funds continue to be managed by U.S. Trust Company of New York.

We want to wish all shareholders a prosperous New Year and express our appreciation for your continued support.


Cordially,


Robert M. Gintel           Cecil A. Godman, III        Edward F. Carroll
Chairman                   Investment Manager          Investment Manager

GINTEL FUND Statement of Net Assets                      As of December 31, 1995

NUMBER
OF                                                                        MARKET
SHARES                                                    COST**           VALUE
--------------------------------------------------------------------------------
                COMMON STOCKS

                FOREST PRODUCTS - PAPER (9.7%)
       150,000  Union Camp Corporation                $6,750,336      $7,143,750
        52,500  Weyerhaeuser Company                   2,101,374       2,270,625

                MORTGAGE INVESTMENTS (8.5%)
       225,000  Capstead Mortgage Corporation          2,932,500       5,146,875
        25,000  Federal National Mortage Association     834,712       3,103,125

                COPPER PRODUCER (8.0%)
       125,000  Phelps Dodge Corporation               7,623,777       7,781,250

                SECURITY PROTECTION SYSTEMS (7.7%)
       200,000  Checkpoint Systems, Inc.               1,567,464       7,475,000

                DIVERSIFIED INDUSTRIES (7.3%)
       700,000  Chart Industries, Inc.                 3,205,420       5,337,500
        25,000  Johnson Controls, Inc.                 1,195,850       1,718,750

                TEXTILE - APPAREL (4.5%)
       665,000  Oneita Industries, Inc.+*              8,414,133       4,322,500

                HEALTH CARE (4.0%)
        50,000  Schering-Plough Corporation              540,155       2,737,500
        75,000  GranCare, Inc.*                        1,058,736       1,087,500

                SAVINGS & LOAN (3.8%)
       120,000  Charter One Financial Corporation        868,021       3,675,000

                DIVERSIFIED CHEMICAL PRODUCER (3.6%)
        50,000  E.I. du Pont de Nemours and Company    2,798,852       3,493,750

                CONSTRUCTION & ENGINEERING (3.3%)
        48,000  Fluor Corporation                      2,223,496       3,168,000

                MANUFACTURING (2.9%)
       100,000  The Singer Co. N.V.                    2,497,273       2,787,500

                OILFIELD SERVICES (2.6%)
       115,500  Newpark Resources, Inc.*               2,108,758       2,569,875

                CONGLOMERATE (1.8%)
        50,000  Tyco International LTD                 1,278,937       1,781,250

                BROADCAST EQUIPMENT (1.7%)
       100,000  Vertex Communications Corporation*     1,550,000       1,687,500

                SPECIALTY RETAILING(1.2%)
        75,000  Price/Costco, Inc.*                    1,011,187       1,143,750

NUMBER
OF                                                                                       MARKET
SHARES                                                                   COST**           VALUE
-----------------------------------------------------------------------------------------------
                SOFT DRINKS (1.2%)
        20,000  PepsiCo. Inc.                                           696,562       1,117,500

                POWER TOOLS (1.1%)
        30,000  The Black & Decker Corporation                          750,260       1,057,500

                ENVIRONMENTAL SERVICES (0.8%)
       100,000  OHM Corporation*                                        693,749         737,500

                FOOD EQUIPMENT (0.4%)
         7,000  Premark International, Inc.                             292,000         354,375

                Miscellaneous Securities*** (4.1%)                    3,516,405       3,981,687
-----------------------------------------------------------------------------------------------
                Total Common Stocks (78.2%)                          56,509,957      75,679,562
-----------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
-----------------------------------------------------------------------------------------------
                CASH EQUIVALENTS

     2,044,000  Chase Securities, Inc. Repurchase Agreement
                5.35% due 1/2/96(Collateralized by U.S.
                Government Obligations)                               2,044,000       2,044,000
-----------------------------------------------------------------------------------------------
                Total Cash Equivalents (2.1%)                         2,044,000       2,044,000
-----------------------------------------------------------------------------------------------
                Total Investments (80.3%)                           $58,553,957      77,723,562
                                                                    ===========
                Receivable from short sales (18.4%)                                  17,798,554
                Other assets net of liabilities (1.3%)                                1,216,741
-----------------------------------------------------------------------------------------------
                Net Assets Applicable to
                  Outstanding Shares (100.0%)                                       $96,738,857
===============================================================================================
 Net asset value per share-based on 6,295,777 shares of
     beneficial interest (offering and redemption price)                                 $15.37
===============================================================================================

*   Non-income producing investments

**  Cost basis for Federal income tax purposes

*** Includes 19 investments, some of which are non-income producing investments.

+ Robert Gintel is Chairman of the Board of Oneita Industries and owns 16% of its common stock. As a result, Oneita may be deemed to be an affiliate of the Fund.


The accompanying notes to financial statements are an integral part hereof.

GINTEL FUND Statement of Operations                 Year Ended December 31, 1995


INVESTMENT INCOME:
        Dividends                                                         $  1,811,480
        Interest                                                               197,749
                                                                          ------------
             Total investment income                                         2,009,229

EXPENSES:
        Administrative services fee (Note D)               $  1,107,572
        Investment advisory fee (Note C)                        928,954
        Trustees' fees                                           27,453
        State taxes                                               5,276
                                                           ------------
             Total expenses                                                  2,069,255
                                                                          ------------
NET INVESTMENT LOSS                                                            (60,026)
NET REALIZED GAIN ON INVESTMENTS                              5,682,632
NET INCREASE IN UNREALIZED APPRECIATION OF INVESTMENTS       19,306,875
                                                           ------------
NET GAIN ON INVESTMENTS                                                     24,989,507
                                                                          ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $ 24,929,481
                                                                          ============


The accompanying notes to financial statements are an integral part hereof.

GINTEL FUND Statements of Changes in Net Assets           Year Ended December 31



                                                                            1995               1994
                                                                            ----               ----
OPERATIONS:
        Net investment income (loss)                               $     (60,026)     $     329,828
        Net realized gain on investments                               5,682,632          1,062,638
        Net increase (decrease) in unrealized appreciation
          of investments                                              19,306,875        (21,596,352)
                                                                   -------------      -------------
              Net increase (decrease) in net assets from
                operations                                            24,929,481        (20,203,886)

DISTRIBUTIONS TO SHAREHOLDERS:
        Investment income                                                (51,107)          (321,331)
        Net realized gains from investment                            (5,689,197)          (829,794)
                                                                   -------------      -------------
             Net decrease from distributions                          (5,740,304)        (1,151,125)

CAPITAL SHARE TRANSACTIONS:
        Proceeds from shares issued                                    1,577,646          3,780,624
        Reinvestment of dividends                                      3,363,935            723,070
        Cost of shares repurchased                                   (15,669,171)       (30,981,707)
                                                                   -------------      -------------
             Net decrease from capital
             share transactions                                      (10,727,590)       (26,478,013)

Total Increase (Decrease)                                              8,461,587        (47,833,024)
Net Assets - Beginning of Year                                        88,277,270        136,110,294
                                                                   -------------      -------------
Net Assets - End of Year                                           $  96,738,857      $  88,277,270
                                                                   =============      =============
NET ASSETS CONSIST OF:
        Capital Stock                                              $  78,314,870      $  89,042,460
        Undistributed net investment losses                             (266,292)          (155,159)
        Undistributed net realized gains
          from security transactions                                      54,050             60,615
        Unrealized appreciation  (depreciation) on investments        18,636,229           (670,646)
                                                                   -------------      -------------
                                                                   $  96,738,857      $  88,277,270
                                                                   =============      =============


The accompanying notes to financial statements are an integral part hereof.

GINTEL FUND Condensed Financial Information
(Per Share Income and Capital Changes*)                  Year Ended December 31



                                               1995            1994                1993                 1992                1991
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
        Beginning of Year               $     12.46     $     15.11     $         16.45      $         13.48     $         12.75

Income from
        Investment Operations
          Net investment income (loss)         (.01)            .04                (.06)                 .09                 .32
          Net realized and unrealized
            gain (loss) on securities          3.86           (2.53)                .37                 3.23                1.66
--------------------------------------------------------------------------------------------------------------------------------
        Total from Investment Income           3.85           (2.49)                .31                 3.32                1.98
--------------------------------------------------------------------------------------------------------------------------------

Less:  Distributions
         Net investment income                  .01             .04                --                    .10                 .31
         Capital gains                          .93             .12                1.65                  .25                 .94
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             .94             .16                1.65                  .35                1.25
--------------------------------------------------------------------------------------------------------------------------------

Net Asset Value, End of Year            $     15.37     $     12.46     $         15.11      $         16.45     $         13.48
================================================================================================================================

Total Return                                   31.0%         -16.5%                 2.0%                24.7%               15.6%
--------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of year                 $96,738,857     $88,277,270     $   136,110,294      $   164,620,218     $    77,408,444
Ratio of operating expenses to
  average net assets (Note D)                   2.3%**          2.4%**              2.2%**               1.7%**              1.4%
Ratio of net investment
  income (loss) to average net assets           (.1%)            .3%                (.3%)                 .9%                1.9%
Portfolio turnover rate                        55.4%           69.6%               50.8%                56.0%               66.3%
Shares outstanding, end of year           6,295,777       7,085,466           9,008,802           10,009,980           5,741,424



* The above per share information is based upon a daily average of shares outstanding, which has been restated to reflect the 5.241835/1 split on September 25, 1992

** The Fund's expense ratio includes brokerage commissions on portfolio transactions paid for under the Fund's Administrative Services fee, and, therefore, may appear higher than those of other mutual funds as well as for the Fund in prior years. Other mutual funds do not include brokerage commissions in their operating expenses, but instead add them to the cost of securities purchased or deduct them from the proceeds of securities sold.

The accompanying notes to financial statements are an integral part hereof.

GINTEL FUND Notes to Financial Statements                      December 31, 1995


(NOTE A) -- ORGANIZATION:

The Gintel Fund (the "Fund") is a Massachusetts business trust formed under the laws of the Commonwealth of Massachusetts with authority to issue an unlimited number of shares of beneficial interest.

(NOTE B) -- SIGNIFICANT ACCOUNTING POLICIES:

1.  Security Valuation:

Investments in securities are valued at the last reported sales price on the last business day of the period, or in the absence of a recorded sale, at the mean of the closing bid and asked price on that date. Short-term investments are valued at cost which approximates market value.

2.  Federal Income Taxes:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and long-term gains to its shareholders. Therefore, only a nominal Federal income tax provision is required.

3.  Other:

As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized gain or loss on security transactions is determined on the basis of first-in, first-out or specific identification.

(NOTE C) -- INVESTMENT ADVISORY AGREEMENT:

The Fund has entered into an Investment Advisory Agreement with Gintel Equity Management, Inc., a related party, which provides for an annual fee of 1% to be paid quarterly, based on the daily value of the Fund's net assets during the preceding quarter. The fee will be reduced for any fiscal year, if the Fund's expenses, as defined, exceed certain limitations.

(NOTE D) -- ADMINISTRATIVE SERVICES AGREEMENT:

The Fund has entered into an Administrative Services Agreement which provides that in consideration for the services provided by Gintel & Co., the Fund's Distributor and a related party, and the payment by the Distributor of substantially all of the Fund's expenses, including but not limited to brokerage commissions and operating expenses (but excluding the Investment Advisor's fees, the fees paid to non-interested Trustees, certain transaction costs, interest, taxes and extraordinary expenses), the Distributor will receive a fee payable at the beginning of each quarter based on average daily net assets during the preceding quarter, at an annual rate of 1.25% of the first $50 million of the average daily net assets of the Fund, 1.125% of the next $50 million of the average daily net assets and 1.0% of the average daily net assets in excess of $100 million.

GINTEL FUND Notes to Financial Statements  -- continued        December 31, 1995



(NOTE E) -- LINE OF CREDIT:

The Fund has a bank line of credit of $15,000,000. Interest is payable at prime. Loans are collateralized by securities owned by the Fund. At December 31, 1995 the Fund had no outstanding borrowings.

(NOTE F) -- OTHER MATTERS:

1.  Investments
Unrealized appreciation at December 31, 1995                         $34,420,670
Unrealized depreciation at December 31, 1995                          (6,111,603)
                                                                     -----------
                                                                     $28,309,067
                                                                     ===========

The above totals include a net unrealized gain of approximately $9,139,000 on securities sold short which have been offset against long positions.

FOR THE YEAR ENDED DECEMBER 31, 1995

Purchases of securities other than short-term investments            $47,225,369
Sales of securities other than short-term investments                $56,654,292

2.  Capital Stock: (in shares)

                                           YEAR ENDED              YEAR ENDED
                                    DECEMBER 31, 1995       DECEMBER 31, 1994
                                    -----------------       -----------------
Shares issued                                 115,098                 268,160
Shares reinvested                             220,009                  58,265
Shares repurchased                         (1,124,796)             (2,249,761)
                                    -----------------       -----------------
          Net decrease                       (789,689)             (1,923,336)
                                    =================       =================

REPORT OF INDEPENDENT AUDITORS

Board of Trustees and Shareholders
Gintel Fund
Greenwich, Connecticut

We have audited the statement of net assets of the Gintel Fund as of December 31, 1995, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the condensed financial information for each of the years in the five-year period then ended. These financial statements and condensed financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information enumerated above present fairly, in all material respects, the financial position of Gintel Fund as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the condensed financial information for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                           Richard A. Eisner & Company, LLP


New York, New York
January 22, 1996

                                INVESTMENT STAFF

ROBERT M. GINTEL

        Robert Gintel has spent his entire business career in the investment industry with more than 40 years of experience as a professional investor. Mr. Gintel is Chairman and Chief Executive Officer of Gintel Equity Management, Inc. He is also Senior Partner and founder of Gintel & Co., a member of the New York Stock Exchange and associate member of the American Stock Exchange, and Chairman of the Board and Chief Executive Officer of Gintel Fund and Gintel ERISA Fund. He holds a B.A. degree from Columbia College and an M.B.A. from the Harvard Business School. Mr. Gintel has served on the Board of Directors of several New York Stock Exchange listed corporations and is currently Chairman of the Board of Oneita Industries, Vice Chairman of the Board of XTRA Corporation, and a Director of Amtech Corporation. Mr. Gintel has lectured and written articles on investments and has appeared on Wall Street Week and other television and radio programs.

CECIL A. GODMAN, III

        Mr. Godman joined the Gintel organization in 1985 after spending two years as a securities analyst with First Tennessee Investment Management, Inc., a $1.8 billion asset management subsidiary of First Tennessee National Corporation. He is a General Partner of Gintel & Co. and a director of Gintel Equity Management, Inc. Mr. Godman received his B.A. in Business Administration and Economics from Rhodes College in Memphis in 1982.

EDWARD F. CARROLL

        Mr. Carroll joined Gintel Equity Management, Inc. in 1983 and is a General Partner of Gintel & Co. Previously, Mr. Carroll had his own consulting firm specializing in global energy issues and was on the staff of the Ford Foundation, where he was directly responsible for all energy-related investments. Mr. Carroll's 35-year career includes experience as an analyst with the Wall Street firms, Halle & Steiglitz, Henry Hentz & Company, and E.F. Hutton. He holds a B.G.S. degree from the University of Connecticut.

TIMOTHY J. MCSWEENEY

        Mr. McSweeney joined Gintel Equity Management, Inc. in 1995 as a securities analyst. He received his B.A. in economics from Clark University and his M.B.A. from Northeastern University.

GINTEL FUND Trustees and Officers

--------------------------------------------------------------------------------

Robert M. Gintel        Chairman, Trustee, and Chief Executive Officer
                        Chairman and Chief Executive Officer, Gintel Equity
                        Management, Inc.; Senior Partner, Gintel & Co. Limited
                        Partnership; Chairman and Director, Oneita Industries;
                        Vice Chairman and Director, XTRA Corporation; Director,
                        Amtech Corporation; Chairman, Trustee and Chief
                        Executive Officer, Gintel ERISA Fund.

Thomas H. Lenagh        Trustee
                        Financial Consultant; formerly Chairman and Chief
                        Executive Officer of Greiner Engineering Co.; Director,
                        Adams Express Co., USLife Corp., ICN Biomedics, Inc.,
                        SCI Systems, Inc., Irvine Sensors Corp., CML Inc.,
                        Clemente Global, Rexhall Inc.; Trustee, Gintel ERISA
                        Fund.

Francis J. Palamara     Trustee
                        Business Consultant; previously Director and Executive
                        Vice President of ARA Services, Inc.; formerly Executive
                        Vice President and Chief Operating Officer of the New
                        York Stock Exchange, Inc.; Director, Glenmede Fund, XTRA
                        Corporation, Central Tractor Farm & Country; Trustee,
                        Gintel ERISA Fund.

Russel R. Taylor        Trustee
                        Associate Professor of Management and Marketing,
                        Director of H.W. Taylor Institute of Entrepreneurial
                        Studies, College of New Rochelle; Founder of Russel
                        Taylor, Inc.; Trustee, Gintel ERISA Fund.

Stephen G. Stavrides    Trustee, President, and Treasurer
                        President, Gintel Equity Management, Inc.; General
                        Partner and Chief Operating Officer, Gintel & Co.
                        Limited Partnership; Trustee, President, and Treasurer,
                        Gintel ERISA Fund.

Donna K. Grippe         Secretary and Assistant Treasurer

                        INVESTMENT ADVISOR               GINTEL GROUP
                        Gintel Equity Management, Inc.   Chase Global Funds
                                                           Services Company
                        6 Greenwich Office Park          P. O. Box 2798
                        Greenwich, CT  06831-5197        Boston, MA  02208-2798
                        203 622-6400                     800 344-3092